UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2011

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Sonus Networks, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K, dated June 6, 2011 (the “Original Filing”), to disclose the Company’s decision on how frequently it will include a stockholder vote to approve the compensation of its named executive officers in its proxy materials.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

Sonus Networks, Inc. (the “Company”) held its annual meeting of stockholders on June 2, 2011 (the “Annual Meeting”).  For more information on the following proposals, please see the Company’s definitive Proxy Statement, which was filed with the Securities and Exchange Commission on April 19, 2011 (the “Proxy Statement”).  The following is a summary of the matters voted upon at the Annual Meeting:

(1)           The stockholders elected each of the eight nominees to the Board of Directors of the Company to hold office until the 2012 annual meeting of stockholders by a plurality of votes cast:

Director	For	Withhold Authority	Broker Non-Votes

James K. Brewington	196,288,577	2,158,775	60,529,451

John P. Cunningham	195,985,492	2,461,860	60,529,451

Raymond P. Dolan	196,681,437	1,765,915	60,529,451

Beatriz V. Infante	190,752,650	7,694,702	60,529,451

Howard E. Janzen	195,245,415	3,201,937	60,529,451

John A. Schofield	191,453,086	6,994,266	60,529,451

Scott E. Schubert	196,100,815	2,346,537	60,529,451

H. Brian Thompson	177,914,902	20,532,450	60,529,451

(2)           By the following vote, the stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	256,658,400

Against	1,843,354

Abstain	475,049

(3)           By the following vote, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as discussed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement:

For	183,616,817

Against	14,047,203

Abstain	783,332

Broker Non-Votes	60,529,451

(4)           By the following vote, the stockholders voted, on a non-binding advisory basis, in favor of holding future advisory votes on the compensation of the Company’s named executive officers at an annual meeting of stockholders every year:

Every Year	181,990,360

Every Two Years	1,127,797

Every Three Years	14,002,670

Abstain	1,326,525

Broker Non-Votes	60,529,451

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, General Counsel and Secretary